Exhibit 10.2

EXECUTION VERSION

THIRD SUPPLEMENTAL INDENTURE, dated as of April 28, 2014 (this “Third Supplemental Indenture”), to the Indenture dated as of February 4, 2011 (the “Original Indenture”), by and among Westmoreland Coal Company, a Delaware corporation (the “Issuer”), Westmoreland Partners, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the guarantors parties thereto (the “Guarantors”), Wells Fargo Bank, National Association, as trustee (the “Trustee”), and Wells Fargo Bank, National Association, as note collateral agent (the “Note Collateral Agent”), as amended and supplemented by the Supplemental Indenture dated as of January 31, 2012 among the Issuer, the Co-Issuer, the Guarantors, the Trustee and the Note Collateral Agent (the “Supplemental Indenture”) and by the Second Supplemental Indenture dated as of February 3, 2014 (the “Second Supplemental Indenture” and, the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”).
W I T N E S S E T H:
WHEREAS, the Issuer, the Co-Issuer, the Guarantors, the Trustee and the Note Collateral Agent have heretofore executed and delivered the Indenture, and the Issuers have co-issued $275 million aggregate principal amount of the Initial Notes and the 2012 Additional Notes pursuant to the Indenture;
WHEREAS, in connection with the proposed acquisition by the Issuer of two subsidiaries of Sherritt International Corporation (together with certain related transactions, the “Sherritt Acquisition”), Westmoreland Escrow Corporation, a Delaware corporation and wholly-owned subsidiary of the Issuer (“Escrow Corp”), has issued $425 million aggregate principal amount of its 10.75% Senior Secured Notes (the “Escrow Notes”), the proceeds of which have been placed in escrow;
WHEREAS, promptly following the completion of the Sherritt Acquisition, the Escrow Notes are to be automatically, and without any action by the holders thereof, exchanged for $425 million aggregate principal amount of the Issuers’ 10.75% Senior Secured Notes due 2018, to be issued pursuant to the Indenture, as amended and supplemented by this Third Supplemental Indenture (the “2014 Additional Notes”);
WHEREAS, the Indenture authorizes the creation of Additional Notes (having a different issue date, issue price and first interest payment date than the Initial Notes), subject to the satisfaction of certain conditions;
WHEREAS, such conditions have been satisfied and the Issuers and Guarantors have duly authorized the execution and delivery of this Third Supplemental Indenture to provide for the issuance of the 2014 Additional Notes on the date hereof;
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Issuers and the Guarantors are authorized to execute and deliver this Third Supplemental Indenture.
WHEREAS, the Issuers and each of the Guarantors have been authorized by Board Resolutions of each of them to enter into this Third Supplemental Indenture;

WHEREAS, the Issuer has delivered to the Trustee an Officers’ Certificate as well as an Opinion of Counsel pursuant to Section 9.06 of the Indenture to the effect that the execution of this Third Supplemental Indenture by the Issuers and each of the Guarantors is authorized or permitted by the Indenture and constitutes the legal, valid and binding obligations of the Issuers and each of the Guarantors enforceable in accordance with its terms; and
WHEREAS, all other acts and proceedings required by law, by the Indenture and by the charter documents of the Issuers and each of the Guarantors have been done and performed to make (a) the 2014 Additional Notes, when duly issued and executed by the Issuers and the Guarantors and authenticated and delivered hereunder, the valid and binding obligations of the Issuers, and (b) this Third Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms.
NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the Trustee and the Note Collateral Agent hereby agree as follows:
ARTICLE ONE
Section 1.01 Definitions.
Capitalized terms used in this Third Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.
ARTICLE TWO
Section 2.01 Amendment of Certain Definitions in Article One.
(a)Definition of Acquired Indebtedness. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Acquired Indebtedness” in its entirety and replacing it with the following:
“Acquired Indebtedness” means (1) with respect to any Person that becomes a Restricted Subsidiary after the Initial Notes Issue Date, Indebtedness of such Person and its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary and (2) with respect to the Issuer, the Co-Issuer or any Restricted Subsidiary, any Indebtedness of a Person (other than the Issuer, the Co-Issuer or a Restricted Subsidiary) existing at the time such Person is merged with or into the Issuer, the Co-Issuer or a Restricted Subsidiary, or Indebtedness expressly assumed by the Issuer, the Co-Issuer or any Restricted Subsidiary in connection with the acquisition of an asset or assets from another Person.
(b)Definition of Coal Rights. Section 1.01 of the Indenture is amended by adding to that Section the following term and definition of “Coal Rights”:
“Coal Rights” means all right, title and interest of the Issuer, the Co-Issuer or any Subsidiary in and to the assets described on Schedule 1.01 to this Indenture.

(c)Definition of Consolidated Net Income. Section 1.01 of the Indenture is amended by deleting the text of clause (10) of the definition of “Consolidated Net Income” in its entirety and replacing it with the following:
(10)    effects of adjustments (including the effects of such adjustments pushed down to the Issuer, the Co-Issuer and Restricted Subsidiaries) in Issuer’s consolidated financial statements pursuant to GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue and debt line items thereof) resulting from the application of purchase accounting, as the case may be, in relation to any consummated transaction or the amortization or write-off of any amounts thereof, net of taxes; provided, that this clause (10) shall not include the recognition of ROVA deferred revenue for any period subsequent to the Initial Notes Issue Date;
(d)Definition of Excess Cash Flow. Section 1.01 of the Indenture is amended by deleting the text of clause (2)(b) of the definition of “Excess Cash Flow” in its entirety and replacing it with the following:
(b)    Consolidated Income Tax Expense actually paid by the Issuer on a consolidated basis during such period in respect of any period ending on or after the Initial Notes Issue Date
(e)Definition of Exchange Notes. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Exchange Notes” in its entirety and replacing it with the following:
“Exchange Notes” means any Notes issued pursuant to any Registration Rights Agreement in exchange for the Notes covered by such Registration Rights Agreement.
(f)Definition of Excluded Property. Section 1.01 of the Indenture is amended by deleting the text of the definition of Note Collateral in its entirety and replacing it with the following:
“Excluded Property” means (A) shares of any first-tier Subsidiary of the Issuer that is a “controlled foreign corporation” (as defined in Section 957(a) of the Code) in excess of 66% of all of the issued and outstanding Equity Interests in such Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2)), (B) any right, title or interest in any permit, lease, capital lease, license, contract, agreement, account receivable, inventory or equipment held by the Issuer, the Co-Issuer or any Subsidiary Guarantor or to which any of the Issuer, the Co-Issuer or any Subsidiary Guarantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that the creation of a security interest would, under the terms of such permit, lease, capital lease, license, contract, agreement, account receivable, inventory or equipment, or as a matter of law, result in a breach of the terms of, or constitute a default under, any permit, lease, capital lease, license, contract, agreement, account receivable, inventory or equipment held by the Issuer, the Co-Issuer or any Subsidiary Guarantor or to which any of the Issuer, the Co-Issuer or any Subsidiary Guarantor is a party or render void the security interest therein (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any

successor provision or provisions) and (C) the Coal Rights; provided, that immediately upon (x) any such Subsidiary described in (A) not being a “controlled foreign corporation” or (y) the ineffectiveness, lapse or termination of any such provision or upon obtaining a required consent to cure any potential breach, such right, title or interest in such permit, lease, capital lease, license, contract, agreement, account receivable, inventory or equipment shall cease to be an “Excluded Property.” For the avoidance of doubt, “Excluded Property” shall not include any right to receive any payment of money or the proceeds, substitutions or replacements of any Excluded Property (unless such proceeds, substitutions or replacements would constitute an Excluded Property)
(g)Definition of GAAP. Section 1.01 of the Indenture is amended by deleting the text of the definition of “GAAP” in its entirety and replacing it with the following:
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the Initial Notes Issue Date (without giving effect to Accounting Standards Codification Topic 825-10-25, “The Fair Value Option”).
(h)Definition of Guarantors. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Guarantors” in its entirety and replacing it with the following:
“Guarantors” means the Subsidiary Guarantors, and each other Person that is required to, or at the election of the Issuer does, become a Guarantor by the terms of this Indenture after the Initial Notes Issue Date, in each case, until such Person is released from its Note Guarantee in accordance with the terms of this Indenture.
(i)Definition of Initial Notes. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Initial Notes” in its entirety and replacing it with the following:
“Initial Notes” means Notes issued pursuant to the Indenture on the Initial Notes Issue Date.
(j)Definition of Initial Notes Issue Date. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Initial Notes Issue Date” in its entirety and replacing it with the following:
“Initial Notes Issue Date” means February 4, 2011, the date that the Initial Notes were issued pursuant to the Indenture.
(k)Definition of Initial Purchaser. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Initial Purchaser” in its entirety and replacing it with the following:

“Initial Purchaser” means Gleacher & Company Securities, Inc. and such other initial purchasers party to the purchase agreement entered into in connection with the offer and sale of the Initial Notes issued on the Initial Notes Issue Date.
(l)Definition of Intercreditor Agreement. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Intercreditor Agreement” in its entirety and replacing it with the following:
“Intercreditor Agreement” means the 2012 Intercreditor Agreement or any other intercreditor agreement that complies with the requirements of the Indenture and is entered into in connection with a Revolving Credit Facility.
(m)Definition of Issue Date. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Issue Date” in its entirety and replacing it with the following:
“Issue Date” means (i) when used in connection with the issuance of the Initial Notes, the Initial Notes Issue Date, (ii) when used in connection with the issuance of 2012 Additional Notes under the Supplemental Indenture, the 2012 Additional Notes Issue Date, (iii) when used in connection with the 2014 Additional Notes, the 2014 Additional Notes Issue Date and (iv) when used in connection with a future issuance of Additional Notes, the date of issuance of such Additional Notes.”
(n)Definition of Mortgage. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Mortgage” in its entirety and replacing it with the following:
“Mortgage” means any mortgage or deed of trust to secure debt with respect to Real Property owned in fee simple by the Issuer, Co-Issuer, any Guarantor or Absaloka (or Real Property which is the subject of the Mineral Consents), or, with respect to any such Real Property located in Canada, a mortgage on any such Real Property, in each case in form and substance reasonably satisfactory to the Note Collateral Agent, including any assignment of leases and rents, security agreement and fixture filing relating thereto, entered into by the Issuer, the Co-Issuer or any Subsidiary Guarantor or Absaloka in favor of the Note Collateral Agent for its benefit and the benefit of the Trustee and the Holders of Notes.
(o)Definition of Mortgaged Property. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Mortgaged Property” in its entirety and replacing it with the following:
“Mortgaged Property” means any fee interest in Real Property which is owned on the Initial Notes Issue Date by the Issuer, the Co-Issuer or a Subsidiary Guarantor and identified in Schedule 4.20 or any fee interest in Real Property acquired after the Initial Notes Issue Date by the Issuer, the Co-Issuer, any Subsidiary Guarantor or Absaloka (or Real Property which is the subject of the Mineral Consents) or that otherwise secures the Notes and Note Guarantees, but shall not, in each case, include Excluded Property.

(p)Definition of Notes. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Notes” in its entirety and replacing it with the following:
“Notes” means, collectively, the Initial Notes and Additional Notes treated as a single class of securities under this Indenture, as amended or supplemented from time to time in accordance with the terms of this Indenture; provided, any such Additional Notes may have a different issue date, issue price and first interest payment date than the Initial Notes issued on the Initial Notes Issue Date and shall be subject to compliance with Section 4.10 and Section 4.12.
(q)Definition of Offering Memorandum. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Offering Memorandum” in its entirety and replacing it with the following:
“Offering Memorandum” means, as applicable, (i) the offering memorandum of the Issuers dated February 1, 2011 relating to the Initial Notes, (ii) the offering memorandum of the Issuers dated January 23, 2012 relating to the 2012 Additional Notes issued under the Supplemental Indenture, (iii) the offering memorandum of the Issuers and Westmoreland Escrow Corporation dated January 29, 2014 relating to the 2014 Additional Notes issued under the Third Supplemental Indenture, and (iv) an offering memorandum of the Issuers relating to a subsequent issuance of Additional Notes.
(r)Definition of Permitted Business. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Permitted Business” in its entirety and replacing it with the following:
“Permitted Business” means the businesses engaged in by the Issuer, the Co-Issuer and its Subsidiaries on the Initial Notes Issue Date as described in the Offering Memorandum covering the Initial Notes and businesses that are reasonably related thereto or reasonable extensions thereof.
(s)Definition of Permitted Investment. Section 1.01 of the Indenture is amended by deleting the text of clause (12) of the definition of “Permitted Investments” in its entirety and replacing it with the following:
(12)    Investments existing on the Initial Notes Issue Date and any modification, replacement, renewal or extension thereof; provided, that the amount of any such Investment may be increased (x) (i) as required by the terms of such Investment as in existence on the Initial Notes Issue Date or (ii) as otherwise permitted under the Indenture, or (y) with respect to Absaloka, as required to meet the requirements of the Internal Revenue Code;
(t)Definition of Permitted Liens. Section 1.01 of the Indenture is amended by deleting the text of clause (15) of the definition of “Permitted Liens” in its entirety and replacing it with the following:
(15)    (a) Liens existing on the Initial Notes Issue Date securing Indebtedness outstanding on the Initial Notes Issue Date and (b) Liens with respect to the assets and common stock, and the products and proceeds thereof, of WML’s Subsidiary Texas

Westmoreland Coal Co. in favor of NRG Texas Power LLC as contemplated by the WML Credit Agreements;
(u)Definition of Preferred Stock. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Preferred Stock” in its entirety and replacing it with the following:
“Preferred Stock” means, with respect to any Person, any and all preferred or preference stock or other equity interests (however designated) of such Person whether now outstanding or issued after the Initial Notes Issue Date.
(v)Definition of Registration Rights Agreement. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Registration Rights Agreement” in its entirety and replacing it with the following:
“Registration Rights Agreement” means, as applicable, (i) the Registration Rights Agreement related to the Initial Notes executed on February 4, 2011, among the Issuer, the Co-Issuer, the Guarantors and the Initial Purchaser set forth therein, (ii) the Registration Rights Agreement entered into on the 2012 Additional Notes Issue Date among the Issuer, the Co-Issuer, the Guarantors and the Initial Purchaser set forth therein having substantially similar terms as the Registration Rights Agreement related to the Initial Notes, entered into in connection with the issuance of the 2012 Additional Notes issued pursuant to the Supplemental Indenture, (iii) the Registration Rights Agreement entered into on the 2014 Additional Notes Issue Date among the Issuer, the Co-Issuer, the Guarantors and the Initial Purchasers set forth therein having substantially similar terms as the Registration Rights Agreement related to the Initial Notes, entered into in connection with the issuance of the 2014 Additional Notes issued pursuant to the Third Supplemental Indenture or (iv) any other registration rights agreement entered into in connection with an issuance of Additional Notes in a private offering.
(w)Definition of Second Supplemental Indenture. Section 1.01 of the Indenture is amended by adding to that Section the following term and definition of “Second Supplemental Indenture”:
“Second Supplemental Indenture” means the Second Supplemental Indenture dated as of February 3, 2014, among the Issuer, the Co-Issuer, the Guarantors, the Trustee and the Note Collateral Agent.
(x)Definition of Significant Subsidiary. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Significant Subsidiary” in its entirety and replacing it with the following:
“Significant Subsidiary” means (1) any Restricted Subsidiary that would be a “significant subsidiary” as defined in Rule 1-02(w)(1) or (2) of Regulation S-X promulgated pursuant to the Securities Act as such Regulation is in effect on the Initial Notes Issue Date and (2) any Restricted Subsidiary that, when aggregated with all other Restricted Subsidiaries that are not otherwise Significant Subsidiaries and as to which any event described in Section 6.01(8) or Section 6.01(9) has occurred and is continuing, would constitute a Significant Subsidiary under clause (1) of this definition.

(y)Definition of Subsidiary Guarantors. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Subsidiary Guarantors” in its entirety and replacing it with the following:
“Subsidiary Guarantors” means (i) WELLC, Westmoreland North Carolina Power LLC, WEI-Roanoke Valley, Inc., Westmoreland-Roanoke Valley, LP, WRI, WRI Partners, Westmoreland Mining Services, Inc. (subsequently renamed Westmoreland Kemmerer, Inc.), Westmoreland Coal Sales Co., WCC Land Holding Company, Inc. and Westmoreland Power Inc., (ii) each other domestic Subsidiary of WELLC and WRI as may be formed after the Initial Notes Issue Date and (iii) each other domestic Subsidiary of the Issuer, the Co-Issuer or a Guarantor that becomes a Restricted Subsidiary after the Initial Notes Issue Date.
(z)Definition of Supplemental Indenture. Section 1.01 of the Indenture is amended by adding to that Section the following term and definition of “Supplemental Indenture”:
“Supplemental Indenture” means the Supplemental Indenture dated as of January 31, 2012, among the Issuer, the Co-Issuer, the Guarantors, the Trustee and the Note Collateral Agent, pursuant to which the 2012 Additional Notes were issued.
(aa)    Definition of Third Supplemental Indenture. Section 1.01 of the Indenture is amended by adding to that Section the following term and definition of “Third Supplemental Indenture”:
“Third Supplemental Indenture” means the Third Supplemental Indenture dated as of the 2014 Additional Notes Issue Date, among the Issuer, the Co-Issuer, the Guarantors, the Trustee and the Note Collateral Agent, pursuant to which the 2014 Additional Notes were issued.
(bb)    Definition of Transactions. Section 1.01 of the Indenture is amended by deleting the text of the definition of “Transactions” in its entirety and replacing it with the following:
“Transactions ” means (a) the entering into and initial borrowing, if any, under the Revolving Credit Facility, (b) the issuance of the Initial Notes, the 2012 Additional Notes and the 2014 Additional Notes (including the grant of the security interests and Liens pursuant to the Security Documents) and issuance of Exchange Notes to be issued in exchange for any such Notes, (c) the repayment of the Issuer’s existing PIK senior secured convertible notes, (d) the repayment of WRI’s existing revolving credit facility and term loan, (e) the repayment of WELLC’s existing term loan, (f) redemption or repayment of the outstanding accrued dividends on the Issuer’s Series A Convertible Preferred Stock, (g) the repayment of all amounts due under the WML Credit Agreements with certain of the proceeds of the 2014 Additional Notes and (h) all transactions (including the payment of fees and expenses) related to any of the foregoing.
(cc)    Definition of 2012 Additional Notes, 2012 Additional Notes Issue Date, 2012 Intercreditor Agreement, 2012 Revolving Credit Facility, 2012 Revolving Credit Facility, 2012 Revolving Credit Facility Obligations, 2014 Additional Notes, 2014 Additional Notes Issue

Date and Working Capital Lender. Section 1.01 of the Indenture is amended by adding to that Section the following terms and definitions of “2012 Additional Notes,” “2012 Additional Notes Issue Date,” “2012 Intercreditor Agreement,” “2012 Revolving Credit Facility,” “2012 Revolving Credit Facility,” “2012 Revolving Credit Facility Obligations,” “2014 Additional Notes,” “2014 Additional Notes Issue Date” and “Working Capital Lender,” respectively:
“2012 Additional Notes” means the Additional Notes issued pursuant to the Supplemental Indenture.
“2012 Additional Notes Issue Date” means January 31, 2012, the date the 2012 Additional Notes were issued pursuant to the Supplemental Indenture.
“2012 Intercreditor Agreement” means that Intercreditor Agreement dated as of June 29, 2012 between the Note Collateral Agent and Working Capital Lender under the 2012 Revolving Credit Facility, as amended, amended and restated, supplemented, modified or replaced, in whole or in part.
“2012 Revolving Credit Facility” means the Loan and Security Agreement dated as of June 29, 2012 among the Working Capital Lender, the Issuer, the Co-Issuer and the Subsidiary Guarantors, including any notes, guarantees, collateral and security documents, instruments and agreements executed in connection therewith, and in each case as amended, amended and restated, supplemented, modified, refinanced, replaced or otherwise restructured, in whole or in part, from time to time.
“2012 Revolving Credit Facility Obligations” means the indebtedness outstanding under the 2012 Revolving Credit Facility that is secured by a Permitted Lien described in clause (17) of the definition thereof, and all other obligations of the Issuer, the Co-Issuer, any Guarantor or Absaloka under the 2012 Revolving Credit Facility, all Cash Management Obligations permitted by the Indenture and secured by the collateral securing any Obligations under the 2012 Revolving Credit Facility, and all Hedging Obligations permitted by the Indenture and secured by the collateral securing any Obligations under the 2012 Revolving Credit Facility.
“2014 Additional Notes” means the Additional Notes issued pursuant to the Third Supplemental Indenture.
“2014 Additional Notes Issue Date” means the date the 2014 Additional Notes were issued pursuant to the Third Supplemental Indenture.
“Working Capital Lender” means The PrivateBank and Trust Company, as the lender under the 2012 Revolving Credit Facility.
(dd)    Deletion of Additional Notes Issue Date. Section 1.01 of the Indenture is amended by deleting from that Section the term and definition of “Additional Notes Issue Date,” which had been added to the Indenture by the Supplemental Indenture.

ARTICLE THREE
Section 3.01 Amendment of Certain Provisions in Article Two.
(a)    Execution, Authentication and Denominations, Etc. The first sentence of the fourth paragraph of Section 2.02 of the Indenture is amended by deleting the text thereof in its entirety and replacing it with the following:
The Trustee shall authenticate the Initial Notes on the Initial Notes Issue Date in the aggregate principal amount of $150,000,000 upon a written order of the Issuer in the form of a certificate of any Officer of the Issuer (an “Authentication Order”).
Section 3.02 Amendment of Certain Provisions in Article Four.
(a)    Limitations on Additional Indebtedness, Etc. Causes (2) and (3) of Section 4.10(b) of the Indenture are amended by deleting the text thereof in its entirety and replacing it with the following:
“(2)    (x) the Initial Notes (excluding any Additional Notes) and the Note Guarantees thereof and (y) any Exchange Notes issued in exchange for the Initial Notes (excluding any Additional Notes) and any Note Guarantees thereof pursuant to the Registration Rights Agreement related to the Initial Notes;
(3)    Indebtedness of the Issuer, the Co-Issuer and the Restricted Subsidiaries to the extent outstanding on the Initial Notes Issue Date (other than Indebtedness referred to in clauses (1) and (2) above), after giving effect to the intended use of proceeds of the Notes, including the WML Notes;”
(b)    Limitations on Additional Indebtedness, Etc. Section 4.10(d) of the Indenture is amended by deleting the text thereof in its entirety and replacing it with the following:
(d)    For purposes of determining compliance with this Section 4.10, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in Section 4.10(b)(1) through Section 4.10(b)(18) above or is entitled to be incurred pursuant to the Coverage Ratio Exception, the Issuer shall classify and may reclassify, in each case in its sole discretion, such item of Indebtedness and may divide, classify and reclassify such Indebtedness in more than one of the types of Indebtedness described, except that Indebtedness incurred under the Revolving Credit Facility after the Initial Notes Issue Date must be incurred under Section 4.10(b)(1). In addition, for purposes of determining any particular amount of Indebtedness under this Section 4.10, guarantees, Liens or letter of credit obligations supporting Indebtedness otherwise included in the determination of such particular amount shall not be included so long as incurred by a Person that could have incurred such Indebtedness. Notwithstanding any other provision of this Section 4.10, the maximum amount of Indebtedness that the Issuer, the Co-Issuer or any Restricted Subsidiary may incur pursuant to this Section 4.10 shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.

(c)    Limitations on Restricted Payments. Clauses (a)(3), and (a)(3)(A), (a)(3)(B), (a)(3)(C) and (a)(3)(D) of Section 4.11 of the Indenture are amended by deleting the text thereof in its entirety and replacing it with the following:
(3)    such Restricted Payment, when added to the aggregate amount of all other Restricted Payments made by the Issuer, the Co-Issuer and the Restricted Subsidiaries after the Initial Notes Issue Date (other than Restricted Payments made pursuant to clauses Section 4.11(b)(2), Section 4.11(b)(3), Section 4.11(b)(4), Section 4.11(b)(5), Section 4.11(b)(6), Section 4.11(b)(8), or Section 4.11(b)(9)), is less than the sum (the “Restricted Payments Basket”) of (without duplication):
(A)    50% of Consolidated Net Income of the Issuer for the period (taken as one accounting period) commencing on the first day of the first full fiscal quarter commencing after the Initial Notes Issue Date to and including the last day of the fiscal quarter ended immediately prior to the date of such calculation for which consolidated financial statements are available (or, if such Consolidated Net Income shall be a deficit, minus 100% of such aggregate deficit), plus
(B)    100% of the aggregate net cash proceeds and the fair market value, as determined in good faith by the Board of Directors of the Issuer, of property and marketable securities, received by the Issuer either (x) as contributions to the common equity of the Issuer after the Initial Notes Issue Date (other than (i) by a Restricted Subsidiary, (ii) any Disqualified Equity Interests, (iii) Designated Preferred Stock and (iv) cash proceeds applied to Restricted Payments made in accordance with Section 4.11(b)(4)) or (y) from the issuance and sale of Qualified Equity Interests after the Initial Notes Issue Date, in each case, other than any such proceeds which are used (x) to redeem Notes in accordance with Section 6 of the Notes or (y) to make Restricted Payments in reliance on Section 4.11(b)(3) or Section 4.11(b)(4), plus
(C)    the aggregate amount by which Indebtedness (other than any Subordinated Indebtedness) of the Issuer, the Co-Issuer or any Restricted Subsidiary is reduced on the Issuer’s balance sheet upon the conversion or exchange subsequent to the Initial Notes Issue Date (other than by a Subsidiary of the Issuer) into Qualified Equity Interests (less the amount of any cash, or the fair value of assets, distributed by the Issuer, the Co-Issuer or any Restricted Subsidiary upon such conversion or exchange), plus
(D)    without duplication of any amounts included in Section 4.11(b)(4), (x) in the case of the disposition or repayment of or return on any Investment that was treated as a Restricted Payment made after the Initial Notes Issue Date, an amount (to the extent not included in the computation of Consolidated Net Income) equal to the lesser of (i) the aggregate amount received in cash and the fair market value, as determined by the Board of Directors of the Issuer in good faith, of property and marketable securities received after the Initial Notes Issue Date and representing the return of capital with respect to such Investment and (ii) the amount of such Investment that was treated as a Restricted Payment, in either case, less the cost of the disposition of such Investment and net of taxes or

(y) the sale (other than to the Issuer, the Co-Issuer or a Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary, plus
(d)    Limitations on Restricted Payments. Clauses (b)(4), (b)(5) and (b)(6) of Section 4.11 of the Indenture are amended by deleting the text thereof in its entirety and replacing it with the following:
(4)    payments to redeem Equity Interests of the Issuer, held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates) thereof, upon their death, disability, retirement, severance or termination of employment or service pursuant to any employee benefit plan or agreement or awarded to an employee to pay for the taxes payable by such employee upon such grant or award or the vesting thereof; provided, that the aggregate amount of Restricted Payments under this clause (4) shall not exceed (A) $2.0 million during any calendar year plus (B) the amount of any net cash proceeds received by or contributed to the Issuer from the issuance and sale since the Initial Notes Issue Date of Qualified Equity Interests of the Issuer to its officers, directors or employees that have not been applied to the payment of Restricted Payments pursuant to the terms of clause 3(b) of the preceding paragraph or this clause (4), plus (C) the net cash proceeds of any “key-man” life insurance policies that have not been applied to Restricted Payments pursuant to this clause (4), less (D) the amount of any Restricted Payments previously made from cash proceeds received pursuant to clauses (B) and (C) of this clause (4); provided, further, that the cancellation of Indebtedness owing to the Issuer, the Co-Issuer or any Restricted Subsidiary in connection with the repurchase of Qualified Equity Interests will not be deemed to constitute a Restricted Payment;
(5)    (a) the declaration and payment of regularly scheduled or accrued dividends to holders of the Series A Preferred Stock to the extent such dividends are included in the definition of Consolidated Interest Expense, (b) the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Equity Interests of the Issuer, the Co-Issuer or any Restricted Subsidiary outstanding on the Initial Notes Issue Date or issued on or after the Initial Notes Issue Date in accordance with the Coverage Ratio Exception described under Section 4.10 to the extent such dividends are included in the definition of Consolidated Interest Expense and (c) the declaration and payment of accrued and unpaid dividends to holders of the Series A Preferred Stock outstanding as of the Initial Notes Issue Date with the proceeds from the sale of the Initial Notes;
(6)    the declaration and payment of dividends or distributions to holders of any class or series of Designated Preferred Stock (other than Disqualified Equity Interests) issued by the Issuer after the Initial Notes Issue Date in accordance with the Coverage Ratio Exception described under Section 4.10 to the extent such dividends are included in the definition of Consolidated Interest Expense; provided, however, that (A) for the most recently ended four full fiscal quarters for which consolidated financial statements are available immediately preceding the date of issuance of such Designated Preferred Stock, after giving effect to such issuance (and the payment of dividends or distributions thereon) on a pro forma basis, the Issuer would have had a Fixed Charge Coverage Ratio of at least 2.0 to 1.0 and (B) the aggregate amount of dividends declared and paid pursuant to this clause (6) does not exceed the net cash proceeds actually received by the

Issuer from any such sale of Designated Preferred Stock (other than Disqualified Equity Interests) issued after the Initial Notes Issue Date;
(e)    Limitations on Liens. Section 4.12 of the Indenture is amended by deleting the text thereof in its entirety and replacing it with the following:
The Issuer and the Co-Issuer shall not, and shall not permit any Restricted Subsidiary other than WML or WML’s subsidiaries in accordance with the WML Credit Agreements to, directly or indirectly, create, incur, assume or permit or suffer to exist any Lien of any nature whatsoever against any properties or assets of the Issuer, the Co-Issuer or any Restricted Subsidiary (including Equity Interests of a Restricted Subsidiary), whether owned at the Initial Notes Issue Date or thereafter acquired, or any proceeds therefrom, or assign or otherwise convey any right to receive income or profits therefrom (other than Permitted Liens and Liens on the collateral securing the Revolving Credit Facility Obligations). Notwithstanding anything herein to the contrary, neither the Issuer nor any of its Restricted Subsidiaries shall permit any Refinancing Indebtedness incurred to refinance Indebtedness under the WML Notes to be secured by any Lien other than as permitted under clause (12) in the definition of Permitted Liens.
(f)    Limitations on Transactions with Affiliates, Etc. Clauses (b)(6) and (b)(7) of Section 4.15 of the Indenture are amended by deleting the text thereof in its entirety and replacing it with the following:
(6)    (x) any agreement in effect on the Initial Notes Issue Date and disclosed in the Offering Memorandum, as in effect on the Initial Notes Issue Date or as thereafter amended or replaced in any manner, that, taken as a whole, is not more disadvantageous to the Holders or the Issuer in any material respect than such agreement as it was in effect on the Initial Notes Issue Date or (y) any transaction pursuant to any agreement referred to in the immediately preceding clause (x);
(7)    the existence of, and the performance by the Issuer, the Co-Issuer or any Restricted Subsidiary of its obligations under the terms of, any limited liability company, limited partnership or other organizational document or securityholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party on the Initial Notes Issue Date and which is described in the Offering Memorandum covering the Initial Notes, as in effect on the Initial Notes Issue Date, and similar agreements that it may enter into thereafter; provided, however, that the existence of, or the performance by the Issuer, the Co-Issuer or any of its Restricted Subsidiaries of obligations under, any amendment to any such existing agreement or any such similar agreement entered into after the date of this Indenture shall only be permitted by this clause (7) to the extent not more disadvantageous to the Holders in any material respect, when taken as a whole, than any of such documents and agreements as in effect on the Initial Notes Issue Date;
(g)    Limitations on Dividend and Other Restrictions Affecting Restricted Subsidiaries. Clause (d)(8) of Section 4.16 of the Indenture is amended by deleting the text thereof in its entirety and replacing it with the following:

(8)    any other agreement governing Indebtedness entered into after the Initial Notes Issue Date that contains encumbrances and restrictions that are not materially more restrictive with respect to any Restricted Subsidiary than those in effect on the Initial Notes Issue Date with respect to that Restricted Subsidiary pursuant to agreements in effect on the Initial Notes Issue Date;
(h)    Additional Note Guarantees. The first paragraph of Section 4.19 of the Indenture is amended by deleting the text thereof in its entirety and replacing it with the following:
If, after the Initial Notes Issue Date, (a) the Issuer, the Co-Issuer or any Restricted Subsidiary (other than WML and its Subsidiaries) shall acquire or create another Subsidiary (other than in any case a Subsidiary that has been designated an Unrestricted Subsidiary), (b) any Unrestricted Subsidiary is redesignated a Restricted Subsidiary or (c) the Issuer otherwise elects or is required to have any Restricted Subsidiary become a Guarantor, including on the WML Repayment Date, at which time the Issuer shall cause WML and its Subsidiaries to become Guarantors, then, in each such case, the Issuer shall, unless the Restricted Subsidiary is prohibited from becoming a Guarantor, or from pledging its assets, by reason of any regulatory or contractual prohibition existing at the time of acquisition or creation (but not created in anticipation of acquisition) cause such Restricted Subsidiary to:
(i)    Further Assurances, Etc. Clause (b) of Section 4.20 of the Indenture is amended by deleting the text thereof in its entirety and replacing it with the following:
(b) If (i) the Issuer, the Co-Issuer, a Subsidiary Guarantor or Absaloka acquires property that is not automatically subject to a perfected security interest or Lien under the Security Documents and such property would be of the type that would constitute Collateral or (ii) a Subsidiary becomes a Guarantor, then, in each case, the Issuer, the Co-Issuer, such Guarantor or Absaloka will provide security interests in and Liens on such property (or, in the case of a new Guarantor, all of its assets constituting Collateral) in favor of the Note Collateral Agent for its benefit and the benefit of the Trustee and the Holders of the Notes and deliver certain joinder agreements and certificates in respect thereof as required by this Indenture and the Security Documents; provided, however, that any Guarantor that joins the Indenture after the Third Supplemental Indenture becomes effective, shall not be obligated to deliver until 90 days after the 2014 Additional Notes Issue Date any (A) account control agreements that are required to be put in place to perfect the security interest of the Note Collateral Agent in such Guarantor’s relevant accounts that are part of the Collateral or (B) any pledge agreement or other arrangements necessary to grant or perfect a security interest in any equity in any Guarantor that is organized in the Netherlands, or in the assets of such Guarantor.
(j)    Further Assurances, Etc. Clause (c) of Section 4.20 of the Indenture is amended by deleting the text thereof in its entirety and replacing it with the following:
(c)    The Issuers and each Guarantor shall execute and deliver Mortgages, in form and substance reasonably satisfactory to the Note Collateral Agent, which Mortgages shall cover (i) subject to Section 4.23(c) hereof, any fee interest in Real Property owned by the Issuer, the Co-Issuer or a Subsidiary Guarantor on the Initial

Notes Issue Date and identified on Schedule 4.20 hereto, (ii) any fee interest in Real Property acquired by the Issuer, the Co-Issuer or a Subsidiary Guarantor after the Initial Notes Issue Date; provided, however, that the Guarantors that own Real Property in Canada on the 2014 Additional Notes Issue Date shall not be obligated to deliver Mortgages on such Real Property to the Note Collateral Agent until 90 days after the 2014 Additional Notes Issue Date, and (iii) subject to Section 4.23(b) hereof, any interest in mineral rights related to WRI’s and/or Absaloka’s mining operations in Big Horn County, Montana, together with evidence that such Mortgages have been delivered to the title insurance company insuring the Lien of such Mortgage for recording. Any Guarantor that leases Real Property in Canada shall use its commercially reasonable efforts to deliver to the Note Collateral Agent within 180 days after the 2014 Additional Notes Issue Date (or within 180 days after such Guarantor acquires such an interest subsequent to the 2014 Additional Notes Issue Date) a Mortgage on such leasehold interest (it being understood that the consent of any landlord of such leasehold interest will be required in connection with such Mortgage).
(1) Within forty-five (45) days following the recordation of any Mortgage on any Mortgaged Property, the Note Collateral Agent shall have received each of the following documents, which shall be reasonably satisfactory in form and substance to the Note Collateral Agent, the Trustee and each of their respective counsel with respect to each Mortgaged Property, as appropriate:
(A)    Title Insurance. With respect to each Mortgage encumbering any Mortgaged Property, a policy of title insurance (or commitment to issue such a policy having the effect of a policy of title insurance insuring (or committing to insure) the lien of such Mortgage as a valid and enforceable mortgage or deed of trust lien on the Mortgaged Property described therein, having a policy limit not to exceed 110% of the then fair market value of such Mortgaged Property (such policies collectively, the “Mortgage Policies”) issued by a title insurance company, which reasonably assures the Note Collateral Agent that the Mortgages on such Mortgaged Properties are valid and enforceable mortgage liens on the respective Mortgaged Properties, free and clear of all Liens, defects and encumbrances (other than Permitted Liens) and such Mortgage Policies shall include such title endorsements to the extent available at commercially reasonably rates;
(B)    Survey. The Issuers and the appropriate Guarantors shall deliver to the Note Collateral Agent and the title insurance company insuring the Lien of each Mortgage any and all surveys, opinions of special counsel, or opinions or reports from architects, engineers or zoning report companies as may be reasonably necessary to cause such title insurance company to issue the Mortgage Policies required pursuant to clause (A) above;
(C) Fixture filings. Proper fixture filings under the Uniform Commercial Code on Form UCC-1 or any applicable document under applicable Canadian or provincial law for filing under the Uniform Commercial Code or under applicable Canadian or provincial in the appropriate jurisdiction in which the Mortgaged Properties are located, desirable to perfect the security interests in fixtures purported to be created by the Mortgages in favor of the Note Collateral Agent for its benefit and the benefit of the Trustee and the Holders of the Notes.
(D)    Consents. With respect to the Mortgaged Property, such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements or other instruments as necessary to consummate the transactions in order for the owner or holder of the fee interest constituting such Mortgaged Property to grant the lien contemplated by the Mortgage with respect to such Mortgaged Property, including, without limitation, the Mineral Consents (subject to Section 4.23(b) hereof);
(E)    Mortgaged Property Indemnification. With respect to each Mortgaged Property, such affidavits, certificates, instruments of indemnification and other items (including a so-called “gap” indemnification) as shall be reasonably required to induce the title insurance company insuring the Lien of each Mortgage to issue the Mortgage Policies and endorsements contemplated above;
(F)    Collateral Fees and Expenses. Evidence of payment by the Issuers of all Mortgage Policy premiums, search and examination charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages, fixture filings and issuance of the Mortgage Policies referred to above; and
(G)    Necessary Amendments. If necessary, amendments to the Mortgages duly authorized, executed and acknowledged, in recordable form and otherwise in form reasonably acceptable to the Trustee and Note Collateral Agent with respect to each Mortgaged Property sufficient for the owner of such Mortgaged Property to (x) grant to the Note Collateral Agent and/or confirm the Note Collateral Agent’s Mortgage lien on and security interests in such Mortgaged Property, (y) confirm such owner’s right and indefeasible title thereto and (z) confirm the Mortgaged Property to be encumbered thereby.
(k)    Post-Closing Covenant. Clauses (a), (b), (c) and (d) of Section 4.23 of the Indenture are amended by deleting the text thereof in its entirety and replacing it with the following:
(a)    Subject to the other provisions of this Section 4.23 and the provisions of the Security Documents, from and after the Initial Notes Issue Date, with respect to the portion of the Collateral securing the Notes for which a valid and perfected Lien in favor of the Note Collateral Agent has not been created or cannot be perfected by the filing of UCC-1 financing statements or the delivery of capital stock or instruments on or prior to the Closing Date, the Issuers shall, and shall cause each of the Subsidiary Guarantors and Absaloka to have all security interests and Liens contemplated by this Indenture and the Security Documents in place and perfected as soon as practicable following the Initial

Notes Issue Date, but in any event, no later than (i) (x) 90 days after the Initial Notes Issue Date (provided, if such 90th day shall not be a Business Day, then upon the succeeding Business Day) or (y) such later date as the Trustee agrees, the security interests and Liens in favor of the Holders of the Note are required to be valid and perfected or (ii) with respect to any asset that is an Excluded Property, 90 days after an asset ceases to be an Excluded Property; and in each case, complete those actions required to create and perfect all of such Liens in such portion of the Collateral.
(b)    WRI shall use its commercially reasonable efforts to obtain the Mineral Consents as soon as practicable, but in any event, no later than 120 days after the Initial Notes Issue Date (provided that if such 120th day shall not be a Business Day, then upon the succeeding Business Day); provided, that in no event will WRI be required to pay any consent or similar fee to obtain any and all Mineral Consents in excess of $10,000 in the aggregate.
(c)    As soon as practicable following the Initial Notes Issue Date, but in any event, no later than 90 days following the Initial Notes Issue Date (provided that if such 90th day shall not be a Business Day, then upon the succeeding Business Day), the Issuer and WRI shall execute and deliver one or more Mortgages in accordance with the terms of this Indenture (for the avoidance of doubt, including the terms of Section 4.20(c) hereof) in favor of the Note Collateral Agent for the benefit of the Holders of the Notes, which Mortgages shall cover any Real Property owned in fee by WRI in Big Horn County, Montana which is material to the operations of WRI and its subsidiaries.
(d)    The Issuer, the Co-Issuer, any Subsidiary Guarantor or Absaloka, as applicable, shall use commercially reasonable efforts to obtain the deposit account control agreements required under the Security Documents, as soon as practicable, but in any event, no later than 120 days after the Initial Notes Issue Date (provided that if such 120th day shall not be a Business Day, then upon the succeeding Business Day).
Section 3.03 Amendment of Certain Provisions in Article Six and Article Ten.
(a)    Events of Default. Clause (6) of Section 6.01 of the Indenture is amended by deleting the text thereof in its entirety and replacing it with the following:
(6)    (a) default with respect to any payment when due under any mortgage, indenture or other instrument or agreement under which there may be issued or by which there may be secured or evidenced Indebtedness of the Issuer, the Co-Issuer or any Restricted Subsidiary, whether such Indebtedness now exists or is incurred after the Initial Notes Issue Date; provided, that the principal amount of such Indebtedness aggregates to $15.0 million or more or such Indebtedness is incurred under the Revolving Credit Facility or any of the WML Credit Agreements or (b) any default under any of the WML Credit Agreements that results in the prohibition, or reduction of the amount, of any payments, dividends or distributions permitted to be made by WML or any of its Subsidiaries, directly or indirectly, to the Issuer;
(b)    Recording and Opinions. The last sentence of clause (c) of Section 10.02 of the Indenture is amended by deleting the text thereof in its entirety and replacing it with the following:

The Issuer and the Co-Issuer must deliver to the Note Collateral Agent, within 30 calendar days following the end of each six month period beginning on January 1 and July 1 of any year, an Officers’ Certificate to the effect that none of the releases and withdrawals occurring during the preceding six month period (or since the Initial Notes Issue Date, in the case of the first such certificate) were prohibited by this Indenture.
ARTICLE FOUR
Section 4.01 Form of Notes.
The 2014 Additional Notes shall be substantially in the form attached as Exhibit A hereto and shall have the terms specified therein and those set forth in this Third Supplemental Indenture, the Indenture and those made part of this Third Supplemental Indenture by reference to the Trust Indenture Act.
Section 4.02 Addition of Schedule 1.01
The Indenture is amended by adding thereto Schedule 1.01 in the form attached as Exhibit B to this Third Supplemental Indenture.
ARTICLE FIVE
Section 5.01 Effectiveness of Amendments
This Third Supplemental Indenture will become effective immediately upon its execution and delivery by each party hereto.
Section 5.02 Continuing Effect of Indenture.
Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect. Each reference in the Indenture to “this Indenture”, “hereof”, “herein”, “hereto” or words of like import referring to the Indenture shall mean and be deemed a reference to the Indenture as modified hereby. To the extent of any inconsistency between the terms of the Indenture and this Third Supplemental Indenture, the terms of this Third Supplemental Indenture will control and govern.
Section 5.03 Construction of Third Supplemental Indenture; GOVERNING LAW.
This Third Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture. The Section headings herein are for convenience only and shall not affect the construction hereof. THIS THIRD SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.04 Trust Indenture Act Controls.
If any provision of this Third Supplemental Indenture limits, qualifies or conflicts with another provision of this Third Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Third Supplemental Indenture is executed, the provision required by said Act shall control.
Section 5.05 Trustee and Note Collateral Agent Disclaimer.
The recitals contained in this Third Supplemental Indenture shall be taken as the statements of the Issuer, the Co-Issuer and the Guarantors, and the Trustee and the Note Collateral Agent assume no responsibility for their correctness. The Trustee and the Note Collateral Agent make no representations as to the validity or sufficiency of this Third Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee and the Note Collateral Agent under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee and the Note Collateral Agent under this Third Supplemental Indenture.
Section 5.06 Closing Deliverables.
The Issuer has delivered to the Trustee (a) an Opinion of Counsel and Officers’ Certificate (i) required under Section 9.06 of the Indenture and (ii) stating in effect that the conditions precedent for the execution and delivery of the Supplemental Indenture and the authentication of the 2014 Additional Notes have been fulfilled, and (b) an Authentication Order complying with the provisions of Section 2.02 of the Indenture specifying (i) the amount of 2014 Additional Notes to be authenticated, which shall be $425,000,000, (ii) the date on which the 2014 Additional Notes are to be authenticated, which shall be the Additional Notes Issue Date, (iii) whether the 2014 Additional Notes are to be issued as Certificated Notes or Global Notes, (iv) whether the 2014 Additional Notes are to be Rule 144A notes or Regulation S notes and (v) such other information as the Trustee may reasonably request.
Section 5.07 No Recourse Against Others.
No director, officer, employee, incorporator, stockholder, member or manager of the Issuer, the Co-Issuer or any Restricted Subsidiary will have any liability for any obligations of the Issuer or the Co-Issuer under the Additional Notes or of the Issuer, the Co-Issuer or any Guarantor under this Third Supplemental Indenture or, with respect to any Guarantor, its Note Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a 2014 Additional Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the 2014 Additional Notes and the Note Guarantees. The waiver may not be effective to waive liabilities under the federal securities laws. It is the view of the SEC that this type of waiver is against public policy.
Section 5.08 Counterparts and Severability.
This Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any executed counterpart delivered by facsimile,

.pdf or other electronic transmission shall be effective as an original of such executed counterpart. In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provision shall not in any way be affected or impaired thereby.
[signature pages follow]

The parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the day and year first above written.
WESTMORELAND COAL COMPANY, as Issuer

By:    /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND PARTNERS, as Co-Issuer

By:	Westmoreland-Roanoke Valley, L.P.,
as General Partner

By:	WEI-Roanoke Valley, Inc.,
as General Partner of Westmoreland-
Roanoke Valley, L.P.

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

By:	WESTMORELAND NORTH CAROLINA POWER, L.L.C. as General Partner

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

WESTMORELAND - NORTH CAROLINA POWER,
L.L.C., as Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

[additional signature pages follow]

[Signature Page to Third Supplemental Indenture]

WEI-ROANOKE VALLEY, INC., as Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

WESTMORELAND-ROANOKE VALLEY, L.P.,
as Guarantor

By:	WEI-Roanoke Valley, Inc., as General Partner of
Westmoreland-Roanoke Valley, L.P.

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

WESTMORELAND ENERGY LLC, as Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

WESTMORELAND RESOURCES, INC., as Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

WRI PARTNERS, INC., as Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

[additional signature pages follow]

[Signature Page to Third Supplemental Indenture]

WESTMORELAND COAL SALES COMPANY, INC.,
as Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

WESTMORELAND POWER, INC., as Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

WCC LAND HOLDING COMPANY, INC., as
Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

WESTMORELAND KEMMERER, INC., as Guarantor

By:    /s/ Samuel Hagreen
Name: Samuel Hagreen
Title: Secretary

[additional signature page follows]

[Signature Page to Third Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:    /s/ John C. Stohlmann
Name: John C. Stohlmann
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Note Collateral Agent

By:    /s/ John C, Stohlmann
Name: John C. Stohlmann
Title: Vice President

EXHIBIT A
to Third Supplemental Indenture
by and among Westmoreland Coal Company, Westmoreland Partners, the guarantors parties hereto,
, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National
Association, as note collateral agent

See attached

144A Note

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144 UNDER THE SECURITIES ACT (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER APPLICABLE JURISDICTIONS SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S, OR TRANSFER AGENT’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

A-1-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE FOLLOWING INFORMATION IS SUPPLIED SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (“OID”) WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND THIS LEGEND IS REQUIRED BY SECTION 1275(c) OF THE CODE:

HOLDERS MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF OID, THE ISSUE PRICE, THE ISSUE DATE, AND THE YIELD TO MATURITY RELATING TO THE NOTES BY CONTACTING THE OFFICE OF THE CHIEF FINANCIAL OFFICER, WESTMORELAND COAL COMPANY, 9540 SOUTH MAROON CIRCLE, SUITE 200, ENGLEWOOD, COLORADO 80112.

A-1-2

WESTMORELAND COAL COMPANY
WESTMORELAND PARTNERS
10.75% Senior Secured Notes due 2018

Principal Amount: $425,000,000
CUSIP: 960887 AD9
ISIN: US960887AD99
No. A-1

WESTMORELAND COAL COMPANY, a Delaware corporation (the “Issuer”), and WESTMORELAND PARTNERS, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), for value received promise to pay to CEDE & CO. or its registered assigns, the principal sum of Four Hundred Twenty-Five Million Dollars and 00/100 Cents ($425,000,000) on February 1, 2018.

Interest Payment Dates: February 1 and August 1, commencing August 1, 2014.

Record Dates: January 15 and July 15.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

A-1-3

IN WITNESS WHEREOF, the Issuers have caused this Note to be signed manually or by facsimile by its duly authorized officer.

Dated: April 28, 2014

WESTMORELAND COAL COMPANY

By:_____________________________
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND PARTNERS

By:    Westmoreland-Roanoke Valley, L.P.,
its general partner

By:    WEI-Roanoke Valley, Inc.
its general partner

By:_____________________________
Name: Samuel Hagreen
Title: Secretary

By:    Westmoreland-North Carolina Power,
L.L.C., its general partner

By:_____________________________
Name: Samuel Hagreen
Title: Secretary

[Signature Page to 144A Note]

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This is one of the 10.75% Senior Secured Notes due 2018 described in the within-mentioned Indenture.

Dated:    April 28, 2014

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:    _____________________________
Name: John C. Stohlmann
Title: Vice President

[Signature Page to 144A Note]

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(Reverse of Note)

10.75% Senior Secured Notes due 2018

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

SECTION 1.    Interest. WESTMORELAND COAL COMPANY, a Delaware corporation (the “Issuer”), and WESTMORELAND PARTNERS, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), promise to pay interest on the principal amount of this Note at 10.75% per annum from February 1, 2014 until maturity. The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated April 28, 2014, between the Issuers, the Guarantors and the Initial Purchaser named therein (the “Registration Rights Agreement”), including the right to receive Special Interest (as defined in the Registration Rights Agreement). The Issuers will pay interest semi-annually on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”), commencing August 1, 2014. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest (including post-petition interest in any proceedings under bankruptcy law) on overdue principal and premium, if any, and (to the extent permitted by law) on overdue installments of interest and Additional Interest will accrue at 2% per annum in excess of the rate of interest on the Notes without regard to any applicable grace period, and in each case will be payable from time to time on demand.

SECTION 2.    Method of Payment. The Issuers will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be issued in denominations of $2,000 or integral multiples of $1,000 in excess thereof.

The Issuers shall pay principal, premium, if any, and interest on the Notes in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). Principal, premium, if any, and interest on the Notes will be payable at the office or agency of the Issuer maintained for such purpose except that, at the option of the Issuer, the payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments of principal, premium and interest with respect to Notes the Holders of which have given wire transfer instructions to the Issuer at least ten Business Days prior to the relevant Interest Payment Date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof to an account in the United States. Until otherwise designated by the Issuer, the Issuer’s office or agency in New York will be the office of the Trustee maintained for such purpose.

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SECTION 3.    Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuers or any of their Subsidiaries may act in any such capacity.

SECTION 4.    Indenture. The Issuers issued the Notes under an Indenture dated as of February 4, 2011 (the “Existing Indenture”), as supplemented by the Supplemental Indenture dated as of January 31, 2012 (the “Supplemental Indenture”), the Second Supplemental Indenture dated as of February 3, 2014 (the “Second Supplemental Indenture”) and the Third Supplemental Indenture dated as of April 28 , 2014 (the “Third Supplemental Indenture” and together with the Second Supplemental Indenture, the Supplemental Indenture and the Existing Indenture the “Indenture”) by and among the Issuer, the Co-Issuer, the Guarantors, the Note Collateral Agent and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms.

SECTION 5.    Optional Redemption. Except as set forth in Section 6 hereof, the Notes may not be redeemed prior to February 1, 2015. At any time or from time to time on or after February 1, 2015, the Issuer, at its option, may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest thereon, if any, to the Redemption Date, if redeemed during the 12-month period beginning February 1 of the years indicated:

Year	Percentage
2015	103.583%
2016	101.792%
2017 and thereafter	100.000%

SECTION 6.    Optional Redemption upon Qualified Equity Offerings. (a) At any time or from time to time prior to February 1, 2015, the Issuer, at its option, may redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture (including the principal amount of any Additional Notes issued under the Indenture but without duplication with respect to the Exchange Notes) with the net cash proceeds of one or more Qualified Equity Offerings at a redemption price equal to 110.75% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that (i) at least 65% of the aggregate principal amount of Notes issued under the Indenture (including the principal amount of any Additional Notes issued under the Indenture but without duplication with respect to the Exchange Notes) remains outstanding immediately after the occurrence of such redemption and (ii) such redemption shall occur within 60 days of the date of the closing of any such Qualified Equity Offering.

SECTION 7.    Repurchase at Option of Holder. Upon the occurrence of a Change of Control, and subject to certain conditions set forth in the Indenture, the Issuer will be required

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to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

The Issuer is, subject to certain conditions and exceptions, obligated to make an offer to purchase Notes at 100% of their principal amount, plus accrued and unpaid interest, if any, thereon to the date of repurchase, with (i) net cash proceeds of certain sales or other dispositions of assets and (ii) Excess Cash Flow, in each case in accordance with the Indenture.

SECTION 8.    Notice of Redemption. Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the date of redemption to each Holder of Notes to be redeemed at its registered address. Notes in denominations larger than $2,000 may be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption become due on the date fixed for redemption. On and after the date of redemption, interest will cease to accrue on Notes or portions thereof called for redemption and redeemed Notes will be cancelled as of the redemption date so long as the Issuer has deposited with the paying agent for the Notes funds in satisfaction of the redemption price (including accrued and unpaid interest on the Notes to be redeemed) pursuant to the Indenture.

SECTION 9.    Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $2,000 or integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers and the Registrar are not required to transfer or exchange any Note selected for redemption. Also, the Issuers and the Registrar are not required to transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

SECTION 10.    Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

SECTION 11.    Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture and the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency in the Indenture, provide for uncertificated Notes in addition to certificated Notes, maintain the qualification of the Indenture under the Trust Indenture Act, or make any change that does not materially adversely affect the rights of any Holder of a Note. In addition, without notice to or consent of any Holder, the Issuers may enter into an Intercreditor Agreement if a Revolving

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Credit Facility is entered into after the date of the Indenture; provided that any such Intercreditor Agreement shall contain the terms as are specified in Section 9.07 of the Indenture, in all material respects.

SECTION 12.    Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes generally may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of a Default arising from certain events of bankruptcy or insolvency as set forth in the Indenture, with respect to the Issuer or the Co-Issuer, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default (except a Default relating to the payment of principal or interest including an accelerated payment or the failure to make a payment on the Change of Control Payment Date, the Net Proceeds Payment Date pursuant to a Net Proceeds Offer or the
Excess Cash Flow Payment Date pursuant to an Excess Cash Flow Offer or a Default in complying with the provisions of Article Five of the Indenture) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default and its consequences under the Indenture except a continuing Default in the payment of interest on, or the principal of, or the premium on, the Notes.

SECTION 13.    Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Issuer, the Co-Issuer and the Restricted Subsidiaries of the Issuer to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries of the Issuer, to consolidate, merge or sell all or substantially all of their assets or to engage in transactions with affiliates. The Indenture also requires the Issuer to provide Holders of the Notes with the right to purchase, on a pro rata basis with respect to Notes held as of such date, Additional Notes in certain circumstances after June 30, 2015. The limitations are subject to a number of important qualifications and exceptions. The Issuers must annually report to the Trustee on compliance with such limitations.

SECTION 14. No Recourse Against Others. No director, officer, employee, incorporator, stockholder, partner, member or manager of the Issuer, the Co-Issuer or any Guarantor shall have any liability for any obligations of the Issuers under the Notes or the Indenture (as amended or supplemented from time to time), or of any Guarantor under its Note Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 15. Note Guarantees. This Note will be entitled to the benefits of certain Note Guarantees made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

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SECTION 16.    Collateral. The Notes and the Note Guarantees are secured by the Note Liens on the Collateral, subject to Permitted Liens and the exclusion of Excluded Property, on the terms and conditions set forth in the Indenture, the Intercreditor Agreement and the Security Documents. The Issuer, the Co-Issuer, and the Guarantors have entered into a Revolving Credit Facility and the Revolving Lenders are entitled, pursuant to the Intercreditor Agreement, to a Revolving Facility First-Priority Lien on the Revolving Facility First-Priority Collateral, and the holders of the Notes have a Note Second-Priority Lien on the Revolving Facility First-Priority Collateral. The Note Collateral Agent holds the Note Lien on the Collateral in trust for the benefit of the Trustee and the Holders pursuant to the Indenture, the Security Documents and Intercreditor Agreement. Each Holder, by accepting this Note, consents and agrees to the terms of the Security Documents (including the provisions providing for the foreclosure and release of Collateral) and the Intercreditor Agreement on the terms set forth in Section 9.07 of the Indenture as the same may be in effect or may be amended from time to time in accordance with their terms and the Indenture, and acknowledges that the Note Collateral Agent has entered into the Security Documents and the Intercreditor Agreement, and will perform its obligations and exercise its rights thereunder in accordance therewith.

SECTION 17.    Trustee Dealings with the Issuers. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuers, their Subsidiaries or their respective Affiliates as if it were not the Trustee.

SECTION 18.    Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

SECTION 19.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

SECTION 20.    CUSIP Numbers. The Issuers in issuing the Notes may use “CUSIP” numbers, “ISINs” and “Common Code” numbers (if then generally in use) and, if so, the Trustee shall use CUSIP numbers, ISINs and “Common Code” numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers, either as printed on the Notes or as contained in any notice of a redemption that reliance may be placed only on the other identification numbers printed on the Notes and that any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall promptly advise the Trustee in writing of any change in the CUSIP numbers, ISINs and Common Code numbers.

SECTION 21.    Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

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The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture.

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ASSIGNMENT FORM

I or we assign and transfer this Note to

____________________________________________________________________________

____________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

____________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint _______________________________________ agent to transfer this
Note on the books of the Issuer. The agent may substitute another to act for him.

Dated: _________________            Signed: ________________________________
(Sign exactly as name appears on
the other side of this Note)

Signature Guarantee:                ______________________________________
Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor
program reasonably acceptable to the Trustee)

In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the date following the first anniversary of the original issuance of this Note, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

[Check One]

(1) ___     to the Issuer, the Co-Issuer or a subsidiary thereof; or

(2) ___     pursuant to and in compliance with Rule 144A under the Securities Act; or

(3) ___    outside the United States to a “foreign purchaser” in compliance with Rule 904 of Regulation S under the Securities Act; or

(4) ___    pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

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(5) ___    pursuant to an effective registration statement under the Securities Act; or

(6) ___    pursuant to another available exemption from the registration statement requirements of the Securities Act of 1933;

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an “affiliate” of the Issuers as defined in Rule 144 under the Securities Act (an “Affiliate”):

☐ The transferee is an Affiliate of the Issuer.

Unless one of the items is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), (4) or (6) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustee or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.16 of the Indenture shall have been satisfied.

Dated: _________________             Signed: __________________________________
(Sign exactly as name appears on
the other side of this Note)

Signature Guarantee:                 ______________________________________
Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor
program reasonably acceptable to the Trustee)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is

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aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _________________                _____________________________
NOTICE: To be executed by an
executive officer

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[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Note	Amount of increase in Principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

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NOTE GUARANTEE

For value received, each of the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payment in United States dollars of principal of, premium, if any, and interest on this Note in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Note, if lawful, and the payment or performance of all other obligations of the Issuers under the Indenture (as defined below), the Security Documents or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Eleven of the Base Indenture (as defined below) and this Note Guarantee. This Note Guarantee will become effective in accordance with Article Eleven of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Note Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of February 4, 2011 (the “Base Indenture”), as supplemented by the Supplemental Indenture dated as of January 31, 2012, the Second Supplemental Indenture dated as of February 3, 2014, the Third Supplemental Indenture dated as of April 28, 2014, and the Fourth Supplemental Indenture dated as of April 28, 2014 (together with such supplements, the “Indenture”), among Westmoreland Coal Company, a Delaware corporation (the “Issuer”), and Westmoreland Partners, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the Guarantors named therein and Wells Fargo Bank, National Association, a national banking association, as trustee (in such capacity, the “Trustee”) and collateral agent.

The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Note Guarantee and the Indenture are expressly set forth in Article Eleven of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee and all of the other provisions of the Indenture to which this Note Guarantee relates.

No director, officer, employee, incorporator, stockholder, partner, member or manager of any Guarantor, as such, shall have any liability for any obligations of such Guarantors under such Guarantors’ Note Guarantee or for any claim based on, in respect of, or by reason of, such obligation or its creation.

This Note Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York. The undersigned Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note Guarantee.
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This Note Guarantee is subject to release upon the terms set forth in the Indenture.

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IN WITNESS WHEREOF, each Guarantor has caused its Note Guarantee to be duly executed.

Date: April 28, 2014

WESTMORELAND ENERGY LLC

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND - NORTH
CAROLINA POWER L.L.C.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WEI-ROANOKE VALLEY, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND RESOURCES, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

[additional signature pages follow]

[Signature page to Guarantee of the 144A Note]

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WRI PARTNERS, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND KEMMERER, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND COAL SALES
COMPANY, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND POWER, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WCC LAND HOLDING COMPANY,
INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

[additional signature pages follow]

[Signature page to Guarantee of the 144A Note]

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WESTMORELAND - ROANOKE
VALLEY, L.P.

By:    WEI-Roanoke Valley, Inc.,
its general partner

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY
SERVICES, INC.

By:	_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND CANADA LLC

By:	_____________________________
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND CANADIAN
INVESTMENTS, LP

By:	Westmoreland Canada LLC, its
general partner

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

[additional signature pages follow]

[Signature page to Guarantee of the 144A Note]

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WCC HOLDING B.V.

By:	_____________________________
Name: Jennifer S. Grafton
Title: Managing Director

WESTMORELAND CANADA
HOLDINGS INC.

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND PRAIRIE
RESOURCES INC.

By:	_____________________________
Name: Jennifer S. Grafton
Title: Secretary

PRAIRIE MINES & ROYALTY ULC

By:	_____________________________
Name: Jennifer S. Grafton
Title: Secretary

COAL VALLEY RESOURCES, INC.

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

[additional signature pages follow]

[Signature page to Guarantee of the 144A Note]

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WILLOWVAN MINING LTD.

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

PRAIRIE COAL LTD.

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

POPLAR RIVER COAL MINING
PARTNERSHIP

By:        Prairie Mines & Royalty
ULC, its partner

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

[Signature page to Guarantee of the 144A Note]

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Regulation S Note

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144 UNDER THE SECURITIES ACT (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE
144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS
BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH,
ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER APPLICABLE JURISDICTIONS SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S, OR TRANSFER AGENT’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

A PURCHASER IN A SALE THAT OCCURS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S ACKNOWLEDGES THAT UNTIL THE

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EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” WITHIN THE MEANING OF RULE 903 OF REGULATION S, ANY OFFER OR SALE OF THE NOTES SHALL NOT BE MADE BY IT TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(K) OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.

THE FOLLOWING INFORMATION IS SUPPLIED SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (“OID”) WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND THIS LEGEND IS REQUIRED BY SECTION 1275(c) OF THE CODE:

HOLDERS MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF OID, THE ISSUE PRICE, THE ISSUE DATE, AND THE YIELD TO MATURITY RELATING TO THE NOTES BY CONTACTING THE OFFICE OF THE CHIEF FINANCIAL OFFICER, WESTMORELAND COAL COMPANY, 9540 SOUTH MAROON CIRCLE, SUITE 200, ENGLEWOOD, COLORADO 80112.

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WESTMORELAND COAL COMPANY
WESTMORELAND PARTNERS
10.75% Senior Secured Notes due 2018

Principal Amount: $1,068,000.00
CUSIP: U96068AC2
ISIN: USU96068AC22
No. S-1

WESTMORELAND COAL COMPANY, a Delaware corporation (the “Issuer”), and WESTMORELAND PARTNERS, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), for value received promise to pay to CEDE & CO. or its registered assigns, the principal sum of One Million Sixty-Eight Thousand Dollars and 00/100 Cents ($1,068,000.00) on February 1, 2018.

Interest Payment Dates: February 1 and August 1, commencing August 1, 2014.

Record Dates: January 15 and July 15.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Issuers have caused this Note to be signed manually or by facsimile by its duly authorized officer.

Dated: April 28, 2014

WESTMORELAND COAL COMPANY

By:_________________________
Name: Jennifer S. Grafton
Title: General Counsel and Secretary

WESTMORELAND PARTNERS

By:    Westmoreland-Roanoke Valley,
L.P., its general partner

By: WEI-Roanoke Valley, Inc.,
its general partner

By:_________________________
Name: Samuel Hagreen
Title: Secretary

By:    Westmoreland-North Carolina
Power, L.L.C., its general partner

By:_________________________
Name: Samuel Hagreen
Title: Secretary

[Signature Page to the Reg S Note]

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This is one of the 10.75% Senior Secured Notes due 2018 described in the within-mentioned Indenture.

Dated: April 28, 2014
WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Trustee

By:_________________________
Name: John C. Stohlmann
Title: Vice President

[Signature Page to the Reg S Note]

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(Reverse of Note)

10.75% Senior Secured Notes due 2018

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

SECTION 1. Interest. WESTMORELAND COAL COMPANY, a Delaware corporation (the “Issuer”), and WESTMORELAND PARTNERS, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), promise to pay interest on the principal amount of this Note at 10.75% per annum from February 1, 2014 until maturity. The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated April 28, 2014, between the Issuers, the Guarantors and the Initial Purchaser named therein (the “Registration Rights Agreement”), including the right to receive Special Interest (as defined in the Registration Rights Agreement). The Issuers will pay interest semi-annually on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”), commencing August 1, 2014. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest (including post-petition interest in any proceedings under bankruptcy law) on overdue principal and premium, if any, and (to the extent permitted by law) on overdue installments of interest and Additional Interest will accrue at 2% per annum in excess of the rate of interest on the Notes without regard to any applicable grace period, and in each case will be payable from time to time on demand.

SECTION 2. Method of Payment. The Issuers will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be issued in denominations of $2,000 or integral multiples of $1,000 in excess thereof. The Issuers shall pay principal, premium, if any, and interest on the Notes in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). Principal, premium, if any, and interest on the Notes will be payable at the office or agency of the Issuer maintained for such purpose except that, at the option of the Issuer, the payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments of principal, premium and interest with respect to Notes the Holders of which have given wire transfer instructions to the Issuer at least ten Business Days prior to the relevant Interest Payment Date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof to an account in the United States. Until otherwise designated by the Issuer, the Issuer’s office or agency in New York will be the office of the Trustee maintained for such purpose.

SECTION 3. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer

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may change any Paying Agent or Registrar without notice to any Holder. The Issuers or any of their Subsidiaries may act in any such capacity.

SECTION 4. Indenture. The Issuers issued the Notes under an Indenture dated as of February 4, 2011 (the Existing Indenture”), as supplemented by the Supplemental Indenture dated as of January 31, 2012 (the “Supplemental Indenture”), the Second Supplemental Indenture dated as of February 3, 2014 (the “Second Supplemental Indenture”) and the Third Supplemental Indenture dated as of April 28 , 2014 (the “Third Supplemental Indenture” and together with the Second Supplemental Indenture, the Supplemental Indenture and the Existing Indenture the “Indenture”) by and among the Issuer, the Co-Issuer, the Guarantors, the Note Collateral Agent and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms.

SECTION 5. Optional Redemption. Except as set forth in Section 6 hereof, the Notes may not be redeemed prior to February 1, 2015. At any time or from time to time on or after February 1, 2015, the Issuer, at its option, may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest thereon, if any, to the Redemption Date, if redeemed during the 12-month period beginning February 1 of the years indicated:

Year	Percentage
2015	103.583%
2016	101.792%
2017 and thereafter	100.000%

SECTION 6. Optional Redemption upon Qualified Equity Offerings. (a) At any time or from time to time prior to February 1, 2015, the Issuer, at its option, may redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture (including the principal amount of any Additional Notes issued under the Indenture but without duplication with respect to the Exchange Notes) with the net cash proceeds of one or more Qualified Equity Offerings at a redemption price equal to 110.75% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that (i) at least 65% of the aggregate principal amount of Notes issued under the Indenture (including the principal amount of any Additional Notes issued under the Indenture but without duplication with respect to the Exchange Notes) remains outstanding immediately after the occurrence of such redemption and (ii) such redemption shall occur within 60 days of the date of the closing of any such Qualified Equity Offering.

SECTION 7. Repurchase at Option of Holder. Upon the occurrence of a Change of Control, and subject to certain conditions set forth in the Indenture, the Issuer will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of

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repurchase.

The Issuer is, subject to certain conditions and exceptions, obligated to make an offer to purchase Notes at 100% of their principal amount, plus accrued and unpaid interest, if any, thereon to the date of repurchase, with (i) net cash proceeds of certain sales or other dispositions of assets and (ii) Excess Cash Flow, in each case in accordance with the Indenture.

SECTION 8. Notice of Redemption. Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the date of redemption to each Holder of Notes to be redeemed at its registered address. Notes in denominations larger than $2,000 may be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption become due on the date fixed for redemption. On and after the date of redemption, interest will cease to accrue on Notes or portions thereof called for redemption and redeemed Notes will be cancelled as of the redemption date so long as the Issuer has deposited with the paying agent for the Notes funds in satisfaction of the redemption price (including accrued and unpaid interest on the Notes to be redeemed) pursuant to the Indenture.

SECTION 9. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $2,000 or integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers and the Registrar are not required to transfer or exchange any Note selected for redemption. Also, the Issuers and the Registrar are not required to transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

SECTION 10. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

SECTION 11. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture and the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency in the Indenture, provide for uncertificated Notes in addition to certificated Notes, maintain the qualification of the Indenture under the Trust Indenture Act, or make any change that does not materially adversely affect the rights of any Holder of a Note. In addition, without notice to or consent of any Holder, the Issuers may enter into an Intercreditor Agreement if a Revolving Credit Facility is entered into after the date of the Indenture; provided that any such

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Intercreditor Agreement shall contain the terms as are specified in Section 9.07 of the Indenture, in all material respects.

SECTION 12. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes generally may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of a Default arising from certain events of bankruptcy or insolvency as set forth in the Indenture, with respect to the Issuer or the Co-Issuer, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default (except a Default relating to the payment of principal or interest including an accelerated payment or the failure to make a payment on the Change of Control Payment Date, the Net Proceeds Payment Date pursuant to a Net Proceeds Offer or the Excess Cash Flow Payment Date pursuant to an Excess Cash Flow Offer or a Default in complying with the provisions of Article Five of the Indenture) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default and its consequences under the Indenture except a continuing Default in the payment of interest on, or the principal of, or the premium on, the Notes.

SECTION 13. Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Issuer, the Co-Issuer and the Restricted Subsidiaries of the Issuer to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries of the Issuer, to consolidate, merge or sell all or substantially all of their assets or to engage in transactions with affiliates. The Indenture also requires the Issuer to provide Holders of the Notes with the right to purchase, on a pro rata basis with respect to Notes held as of such date, Additional Notes in certain circumstances after June 30, 2015. The limitations are subject to a number of important qualifications and exceptions. The Issuers must annually report to the Trustee on compliance with such limitations.

SECTION 14. No Recourse Against Others. No director, officer, employee, incorporator, stockholder, partner, member or manager of the Issuer, the Co-Issuer or any Guarantor shall have any liability for any obligations of the Issuers under the Notes or the Indenture (as amended or supplemented from time to time), or of any Guarantor under its Note Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 15. Note Guarantees. This Note will be entitled to the benefits of certain Note Guarantees made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

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SECTION 16. Collateral. The Notes and the Note Guarantees are secured by the Note Liens on the Collateral, subject to Permitted Liens and the exclusion of Excluded Property, on the terms and conditions set forth in the Indenture, the Intercreditor Agreement and the Security Documents. The Issuer, the Co-Issuer, and the Guarantors have entered into a Revolving Credit Facility and the Revolving Lenders are entitled, pursuant to the Intercreditor Agreement, to a Revolving Facility First-Priority Lien on the Revolving Facility First-Priority Collateral, and the holders of the Notes have a Note Second-Priority Lien on the Revolving Facility First-Priority Collateral. The Note Collateral Agent holds the Note Lien on the Collateral in trust for the benefit of the Trustee and the Holders pursuant to the Indenture, the Security Documents and Intercreditor Agreement. Each Holder, by accepting this Note, consents and agrees to the terms of the Security Documents (including the provisions providing for the foreclosure and release of Collateral) and the Intercreditor Agreement on the terms set forth in Section 9.07 of the Indenture as the same may be in effect or may be amended from time to time in accordance with their terms and the Indenture, and acknowledges that the Note Collateral Agent has entered into the Security Documents and the Intercreditor Agreement, and will perform its obligations and exercise its rights thereunder in accordance therewith.

SECTION 17. Trustee Dealings with the Issuers. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuers, their Subsidiaries or their respective Affiliates as if it were not the Trustee.

SECTION 18. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

SECTION 19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

SECTION 20. CUSIP Numbers. The Issuers in issuing the Notes may use “CUSIP” numbers, “ISINs” and “Common Code” numbers (if then generally in use) and, if so, the Trustee shall use CUSIP numbers, ISINs and “Common Code” numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers, either as printed on the Notes or as contained in any notice of a redemption that reliance may be placed only on the other identification numbers printed on the Notes and that any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall promptly advise the Trustee in writing of any change in the CUSIP numbers, ISINs and Common Code numbers.

SECTION 21. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

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The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture.

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ASSIGNMENT FORM

I or we assign and transfer this Note to

____________________________________________________________________________

____________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

____________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint _______________________________________ agent to transfer this
Note on the books of the Issuer. The agent may substitute another to act for him.

Dated: _________________            Signed: ________________________________
(Sign exactly as name appears on
the other side of this Note)

Signature Guarantee:                ______________________________________
Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor
program reasonably acceptable to the Trustee)

In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the date following the first anniversary of the original issuance of this Note, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

[Check One]

(1) ___     to the Issuer, the Co-Issuer or a subsidiary thereof; or

(2) ___     pursuant to and in compliance with Rule 144A under the Securities Act; or

(3) ___    outside the United States to a “foreign purchaser” in compliance with Rule 904 of Regulation S under the Securities Act; or

(4) ___    pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

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(5) ___    pursuant to an effective registration statement under the Securities Act; or

(6) ___    pursuant to another available exemption from the registration statement requirements of the Securities Act of 1933;

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an “affiliate” of the Issuers as defined in Rule 144 under the Securities Act (an “Affiliate”):

☐ The transferee is an Affiliate of the Issuer.

Unless one of the items is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), (4) or (6) is checked, the Issuer or the Trustee may require, prior to registering any such transfer of the Notes, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustee or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.16 of the Indenture shall have been satisfied.

Dated: _________________             Signed: __________________________________
(Sign exactly as name appears on
the other side of this Note)

Signature Guarantee:                 ______________________________________
Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor
program reasonably acceptable to the Trustee)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is

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aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _________________                ______________________________
NOTICE: To be executed by an
executive officer

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Note	Amount of increase in Principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

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NOTE GUARANTEE

For value received, each of the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payment in United States dollars of principal of, premium, if any, and interest on this Note in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Note, if lawful, and the payment or performance of all other obligations of the Issuers under the Indenture (as defined below), the Security Documents or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Eleven of the Base Indenture (as defined below) and this Note Guarantee. This Note Guarantee will become effective in accordance with Article Eleven of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Note Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of February 4, 2011 (the “Base Indenture”), as supplemented by the Supplemental Indenture dated as of January 31, 2012, the Second Supplemental Indenture dated as of February 3, 2014, the Third Supplemental Indenture dated as of April 28, 2014, and the Fourth Supplemental Indenture dated as of April 28, 2014 (together with such supplements, the “Indenture”), among Westmoreland Coal Company, a Delaware corporation (the “Issuer”), and Westmoreland Partners, a Virginia partnership (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the Guarantors named therein and Wells Fargo Bank, National Association, a national banking association, as trustee (in such capacity, the “Trustee”) and collateral agent.

The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Note Guarantee and the Indenture are expressly set forth in Article Eleven of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee and all of the other provisions of the Indenture to which this Note Guarantee relates.

No director, officer, employee, incorporator, stockholder, partner, member or manager of any Guarantor, as such, shall have any liability for any obligations of such Guarantors under such Guarantors’ Note Guarantee or for any claim based on, in respect of, or by reason of, such obligation or its creation.

This Note Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York. The undersigned Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note Guarantee.
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This Note Guarantee is subject to release upon the terms set forth in the Indenture.

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IN WITNESS WHEREOF, each Guarantor has caused its Note Guarantee to be duly executed.

Date: April 28, 2014

WESTMORELAND ENERGY LLC

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND - NORTH
CAROLINA POWER L.L.C.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WEI-ROANOKE VALLEY, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND RESOURCES, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

[additional signature pages follow]

[Signature page to Guarantee of the Reg S Note]

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WRI PARTNERS, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND KEMMERER, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND COAL SALES
COMPANY, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND POWER, INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WCC LAND HOLDING COMPANY,
INC.

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

[additional signature pages follow]

[Signature page to Guarantee of the Reg S Note]

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WESTMORELAND - ROANOKE
VALLEY, L.P.

By:    WEI-Roanoke Valley, Inc.,
its general partner

By:_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY
SERVICES, INC.

By:	_____________________________
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND CANADA LLC

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND CANADIAN
INVESTMENTS LP

By:	Westmoreland Canada LLC, its
general partner

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

[additional signature pages follow]

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WCC HOLDING B.V.

By:	_____________________________
Name: Jennifer S. Grafton
Title: Managing Director

WESTMORELAND CANADA
HOLDINGS INC.

By:	_____________________________
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND PRAIRIE
RESOURCES INC.

By:	_____________________________
Name: Jennifer S. Grafton
Title: Secretary

PRAIRIE MINES & ROYALTY ULC

By:	_____________________________
Name: Jennifer S. Grafton
Title: Secretary

COAL VALLEY RESOURCES INC.

By:	_____________________________
Name: Jennifer S. Grafton
Title: Secretary

[additional signature pages follow]

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WILLOWVAN MINING LTD.

By:	_____________________________
Name: Jennifer S. Grafton
Title: Secretary

PRAIRIE COAL LTD,

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

POPLAR RIVER COAL MINING
PARTNERSHIP

By:        Prairie Mines & Royalty
ULC, its partner

By:_____________________________
Name: Jennifer S. Grafton
Title: Secretary

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